CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                   EXHIBIT 10.44

                     PATENT ASSIGNMENT AND CROSS-LICENSE AND
                           TRADEMARK LICENSE AGREEMENT

         This Patent Assignment and Cross-License and Trademark License Agreement ("Agreement") is entered into as of February 11, 2003 ("Effective Date") by and between the Parties,

                  Entegris, Inc., a Minnesota corporation having corporate offices at 3500 Lyman Boulevard, Chaska, Minnesota 55318 ("Entegris"), and

                  Entegris Cayman Ltd., a Cayman Island corporation and wholly-owned subsidiary of Entegris, Inc. ("Entegris Cayman"), and

                  Asyst Technologies, Inc., a California corporation having a principal place of business at 48761 Kato Road, Fremont, California 94538 ("Asyst").

         WHEREAS, Asyst is the owner of patents relating to wafer and/or reticle containers, including SMIF Pods and Front Opening Unified Pods ("FOUPs"), load ports for interfacing with wafer and/or reticle containers ("Ports"), material handling systems for transporting, storing, delivering and loading SMIF Pods, FOUPs and individual wafers, and systems used to track, identify, manage, control and route lots, carriers, wafers and/or reticles during the manufacture of semiconductor devices ("Tracking Systems").

         WHEREAS, Entegris and Entegris Cayman are the owners of patents relating to wafer and/or reticle carriers and containers, Ports, and/or Tracking Systems.

         WHEREAS, Entegris, Entegris Cayman, and Asyst are parties to that certain Asset Purchase Agreement, dated as of February 11, 2003 (the "Asset Purchase Agreement") under which the Parties have agreed to transfer and to license certain patents relating to wafer and/or reticle containers, Ports, material handling systems and/or Tracking Systems.

         In consideration of the above, Entegris, Entegris Cayman, and Asyst agree as follows:

                                 A R T I C L E 1

                                   DEFINITIONS

         1.1 "POD AND CARRIER PATENTS" means United States and foreign patents issued on or before the [*] anniversary of the Effective Date having claims directed to sealable, transportable containers, wafer and/or reticle carriers and containers, or components of wafer and/or reticle carriers and containers, including, but not limited to, the patents identified in Exhibit I to this Agreement. By way of example, components of wafer and/or reticle carriers and containers may include, without limitation, purging components, valves, manifolds, filters, cartridges, sensors embedded in or residing in the interior of wafer and/or reticle carriers and containers, and

PATENT ASSIGNMENT AND CROSS-LICENSE AND TRADEMARK LICENSE AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                      page - 1 -
vapor drains. Pod and Carrier Patents do not include Combined Pod and Port Patents, Environmental Control Patents, MHS Patents, or AutoID/Lot Tracking Patents as defined below.

         1.2 "COMBINED POD AND PORT PATENTS" means United States and foreign patents issued on or before the [*] anniversary of the Effective Date having claims directed to (a) the combined structure of a wafer or reticle container and a Port or (b) the operation of a wafer or reticle container and a Port, including, but not limited to, the patents identified in Exhibit II to this Agreement.

         1.3 "PORT PATENTS" means United States and foreign patents issued on or before the [*] anniversary of the Effective Date having claims directed to the structure and/or operation of a Port.

         1.4 "MHS PATENTS" means United States and foreign patents issued on or before the [*] anniversary of the Effective Date having claims directed to the structure and/or operation of a material handling system for transporting, storing, delivering and/or loading wafer and/or reticle containers or individual wafers in the manufacture of semiconductor devices, or components of such a system.

         1.5 "ENVIRONMENTAL CONTROL PATENTS" means United States and foreign patents issued on or before the [*] anniversary of the Effective Date having claims directed to environmental control features of Ports for controlling the environment inside of wafer and/or reticle containers, including purging systems, including, but not limited to, the patents identified in
Exhibit III to this Agreement; provided, however, that Environmental Control Patents do not include patents with claims principally directed to environmental control features within wafer and/or reticle containers.

         1.6 "AUTOID/LOT TRACKING PATENTS" means United States and foreign patents issued on or before the [*] anniversary of the Effective Date having claims principally directed to systems or components of systems used to track, identify, manage, control and route lots, carriers, wafers and/or reticles during the manufacture of semiconductors or semiconductor wafers, including, but not limited to, the patents identified in Exhibit IV to this Agreement.

         1.7 "LICENSED PATENTS" means Pod and Carrier Patents, Port Patents, Combined Pod and Port Patents, MHS Patents, Environmental Control Patents, and AutoID/Lot Tracking Patents.

         1.8 "EXCLUSIVE RIGHTS PATENTS" means the Patents and Applications identified in Schedules 1b and 1c of Exhibit I to this Agreement and all foreign equivalents and counterparts, divisions, continuations, continuations-in-part, reexaminations, and reissues of such Patents and Applications.

         1.9 "ACQUIRED PRODUCTS" means sealable transportable containers made primarily of plastic, wafer and/or reticle carriers and

PATENT ASSIGNMENT AND CROSS-LICENSE AND TRADEMARK LICENSE AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                      page - 2 -
containers specifically adapted for use in the manufacture, storage, transport of semiconductor wafers and plastic flat panel carriers and containers specifically adapted for use in the manufacture, storage, and transport of flat panel displays.

         1.10 "RETICLE POD" means containers for holding reticles comprising a base, a machine operable latch mechanism, a top cover, and a seal . Reticle Pod does not include containers used solely for shipment of reticles between facilities.

         1.11 "NON-PLASTIC FLAT PANEL DISPLAY PRODUCTS" means non-plastic carriers and containers specifically adapted for use in the manufacture, storage and transport of flat panel displays.

         1.12 "LICENSED TRADEMARKS" means the marks ASYST(R), A S Y S T(R), and A(R).

         1.13 "SUBSIDIARIES" means any corporation, company or other legal entity, in which more than fifty percent (50%) of the shares entitled to vote for the election of directors or persons performing similar functions are, now or hereafter, owned or controlled, directly or indirectly by a Party hereto, or jointly by the Parties hereto; provided, however, that any corporation, company or other legal entity shall be a Subsidiary only for as long as such ownership or control exists.

         1.14 "THIRD PARTY" means any person or entity other than Asyst, Entegris, Entegris Cayman, Asyst's Subsidiaries, and Entegris' Subsidiaries.

         Unless otherwise defined herein all capitalized terms shall have the same meaning and effect as set forth in the Asset Purchase Agreement.

                                A R T I C L E 2

                      PATENT ASSIGNMENT AND LICENSE GRANTS

         2.1 Asyst hereby sells, assigns, transfers and otherwise conveys to Entegris Cayman the entire right, title and interest in and to the specific Patents and Applications identified in Exhibit I and any foreign counterparts, and all other patents or applications that now or in the future claim priority to any Patent or Application identified in Exhibit I.

                  2.1.1    Asyst shall execute assignments in the form of
         Exhibit V to this Agreement and Asyst shall execute any and all other documents necessary and sufficient to permit Entegris Cayman to effect the transfer of all right, title and interest in the Patents of Exhibit I to Entegris Cayman and to record the assignment of the Patents or Applications identified in Exhibit I to Entegris Cayman in the United States Patent and Trademark Office and in the Patent Offices of other relevant jurisdictions.

                  2.1.2 Notwithstanding the provisions of Articles 2.1 and 2.1.1, Asyst shall sell, assign, transfer and otherwise convey only Asyst's undivided fifty percent ownership of the right, title and interest in Application USSN 10/161,436 identified in Schedule 1c of
         Exhibit I.

PATENT ASSIGNMENT AND CROSS-LICENSE AND TRADEMARK LICENSE AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                      Page - 3 -

         2.2 Entegris and Entegris Cayman grant to Asyst and Asyst's Subsidiaries a [*] (except as provided in Article 7.2) license, including the right to grant sublicenses, under all Exclusive Rights Patents owned or licensable by Entegris Cayman or Entegris to make, have made, use, sell, offer to sell, import, export, and otherwise dispose of, [*], all products except Acquired Products.

                  2.2.1 Asyst, [*] for all products except Acquired Products, shall have the power to institute and prosecute, at Asyst's own expense, suits for infringement of the Exclusive Rights Patents by any products except Acquired Products, and, if required by law, Entegris Cayman and/or Entegris will join as party plaintiff in such suits.

                  2.2.2 All expenses in such suits, including Entegris Cayman's and Entegris' attorneys' fees, will be paid entirely by Asyst.

                  2.2.3 Asyst shall have the [*] right to collect all damages, profits and awards of any nature resulting from such suits.

                  2.2.4 Asyst is empowered to settle any claim or suit for infringement of the Exclusive Rights Patents by any products except Acquired Products by granting the infringing party a sublicense.

                  2.2.5 Asyst, Entegris Cayman and Entegris shall reasonably assist and cooperate with one another with regard to litigation procedures such as producing documents, making inventors available for deposition, and providing information at the other's reasonable request.

         2.3 Asyst grants to Entegris Cayman a [*] (except as provided in Article 7.2) license, including the right to grant sublicenses, under all Combined Pod and Port Patents owned or licensable by Asyst to make, have made, use, sell, offer to sell, import, export, and otherwise dispose of, [*], Acquired Products.

                  2.3.1 Entegris Cayman, [*] for Acquired Products, shall have the power to institute and prosecute, at Entegris Cayman's own expense, suits for infringement of the Combined Pod and Port Patents by Acquired Products, and, if required by law, Asyst will join as party plaintiff in such suits.

                  2.3.2 All expenses in such suits, including Asyst's attorneys' fees, will be paid entirely by Entegris Cayman.

                  2.3.3 Entegris Cayman shall have the [*] right to collect all damages, profits and awards of any nature resulting from such suits.

                  2.3.4 Entegris Cayman is empowered to settle any claim or suit for infringement of the Combined Pod and Port Patents by Acquired Products by granting the infringing party a sublicense.

PATENT ASSIGNMENT AND CROSS-LICENSE AND TRADEMARK LICENSE AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                      Page - 4 -

                  2.3.5 Asyst, Entegris Cayman, and Entegris shall reasonably assist and cooperate with one another with regard to litigation procedures such as producing documents, making inventors available for deposition, and providing information at the other's reasonable request.

         2.4 Entegris Cayman and Entegris grant to Asyst and Asyst's Subsidiaries a [*] (except as provided in Article 7.2) license under Pod and Carrier Patents owned or licensable by Entegris Cayman or Entegris to (a) conduct development, research, testing, or demonstration of Acquired Products, provided that Asyst does not transfer Acquired Products to third parties for purposes other than development, research, testing, or demonstration, and (b) to make, have made, use, sell, offer to sell, import, export, and otherwise dispose of, [*], Non-Plastic Flat Panel Display Products.

         2.5 Entegris Cayman and Entegris grant to Asyst and Asyst's Subsidiaries a [*] (except as provided in Article 7.2) license under all Port Patents, MHS Patents, Environmental Control Patents, and AutoID/Lot Tracking Patents owned or licensable by Entegris Cayman or Entegris to make, have made, use, sell, offer to sell, import, export, and otherwise dispose of, [*], all products except Acquired Products.

         2.6 Asyst grants to Entegris Cayman a [*] (except as provided in Article 7.2) license under Pod and Carrier Patents, MHS Patents, Environmental Control Patents, and AutoID/Lot Tracking Patents owned or licensable by Asyst to make, have made, use, sell, offer to sell, import, export, and otherwise dispose of, [*], Acquired Products.

         2.7 The licenses granted in this Article 2 shall extend for the life of the Licensed Patents and the Exclusive Rights Patents.

         2.8      The rights and licenses granted under Articles 2.4, 2.5, and
2.6 of this Agreement exclude the right to grant sublicenses.

         2.9 No right or license is granted by Asyst to Entegris Cayman or Entegris or by Entegris Cayman or Entegris to Asyst under this Agreement, by implication or by estoppel, or otherwise to any patents, inventions, patent application, know-how, technology, trademark, copyright, trade secret, or other property right, other than the rights and licenses expressly granted in Article 2 of this Agreement.

                                A R T I C L E 3

                                   WARRANTIES

         3.1 Asyst represents and warrants that Asyst has the full right, power, and authority to enter into and perform its obligations under this Agreement and grant to Entegris Cayman and Entegris the licenses and other rights as set forth herein, and there are no outstanding agreements, grants, licenses, encumbrances, liens, or agreements, either written or implied, inconsistent therewith or pursuant to which this Agreement or the parties' performance hereunder would violate, breach, or cause a default.

PATENT ASSIGNMENT AND CROSS-LICENSE AND TRADEMARK LICENSE AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                      Page - 5 -

         3.2 The execution, delivery, and performance of this Agreement have been duly authorized by all necessary corporate actions on the part of Asyst.

         3.3 Entegris Cayman represents and warrants that Entegris Cayman has the full right, power, and authority to enter into and perform Entegris Cayman's obligations under this Agreement, and there are no outstanding agreements, grants, licenses, encumbrances, liens, or agreements, either written or implied, inconsistent therewith or pursuant to which this Agreement or the parties' performance hereunder would violate, breach, or cause a default.

         3.4 The execution, delivery, and performance of this Agreement have been duly authorized by all necessary corporate actions on the part of Entegris Cayman.

         3.5 Entegris represents and warrants that Entegris has the full right, power, and authority to enter into and perform Entegris's obligations under this Agreement, and there are no outstanding agreements, grants, licenses, encumbrances, liens, or agreements, either written or implied, inconsistent therewith or pursuant to which this Agreement or the parties' performance hereunder would violate, breach, or cause a default.

         3.6 The execution, delivery, and performance of this Agreement have been duly authorized by all necessary corporate actions on the part of Entegris.

         3.7 DISCLAIMER OF WARRANTIES. Except as expressly set forth herein, EACH PARTY EXPRESSLY DISCLAIMS, TO THE EXTENT ALLOWED BY APPLICABLE LAW, ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE (EVEN IF INFORMED OF SUCH PURPOSE), NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES, IN ALL CASES WITH RESPECT THERETO.

         3.8      Nothing in this Agreement shall be construed as:

                  3.8.1 a representation or warranty by Asyst or Entegris Cayman or Entegris of the validity, enforceability or scope of any of the Licensed Patents; or

                  3.8.2 a requirement that Asyst or Entegris Cayman or Entegris shall file any patent application or secure any patent, except that Asyst will maintain all applications being transferred to Entegris Cayman until said files are physically transferred; or

                  3.8.3 a representation or warranty that any product made, used, sold, or otherwise disposed of by Asyst or Entegris Cayman or Entegris is free from infringement of patents of Third Parties.

         3.9 Asyst agrees that if Asyst intends not to maintain any Licensed Patents owned by Asyst, Asyst will provide Entegris Cayman reasonable notice of at least 45 days of said intention not to pay said maintenance fees or annuities and Asyst will [*].

PATENT ASSIGNMENT AND CROSS-LICENSE AND TRADEMARK LICENSE AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                      Page - 6 -

         3.10     Asyst will not in the future disparage the patents of Exhibit
I.

         3.11 Entegris Cayman agrees that if Entegris Cayman intends not to maintain any Combined Pod and Port Patents, Port Patents, Environmental Control Patents, or Auto ID/Lot Tracking Patents owned by Entegris Cayman, Entegris Cayman will provide Asyst reasonable notice of at least 45 days of said intention not to pay said maintenance fees or annuities and Entegris Cayman [*].

         3.12 Entegris agrees that if Entegris intends not to maintain any Combined Pod and Port Patents, Port Patents, Environmental Control Patents, or Auto ID/Lot Tracking Patents owned by Entegris, Entegris will provide Asyst reasonable notice of at least 45 days of said intention not to pay said maintenance fees or annuities and Entegris will [*].

         3.13 Asyst warrants that Asyst has disclosed to Entegris all other licenses and all pending litigation involving Pod and Carrier Patents, Combined Pod and Port Patents, Environmental Control Patents, and Auto ID/Lot Tracking Patents owned by Asyst.

         3.14 Entegris warrants that Entegris has disclosed to Asyst all other licenses and all pending litigation involving Pod and Carrier Patents, Combined Pod and Port Patents, Environmental Control Patents, and Auto ID/Lot Tracking Patents owned by Entegris.

                                A R T I C L E 4

                                    ROYALTIES

         4.1      See Exhibit VI.

         4.2 Entegris hereby guarantees the payment of the royalties due by Entegris Cayman under this agreement.

                                A R T I C L E 5

                           TRADEMARK LICENSE AGREEMENT

         5.1      Asyst grants Entegris Cayman a [*] (except as provided in
Article 7.2) license under the Licensed Trademarks to use the Licensed Trademarks in conjunction with marketing and selling Acquired Products.

                  5.1.1 Use of the Licensed Trademarks by Entegris Cayman shall inure to the benefit of Asyst.

                  5.1.2 Entegris Cayman shall use the Licensed Trademarks in a form which is in accordance with sound trademark practice so as not to weaken the value of the Licensed Trademarks.

PATENT ASSIGNMENT AND CROSS-LICENSE AND TRADEMARK LICENSE AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                      Page - 7 -

                  5.1.3 Entegris Cayman shall not engage in any act or omission which may diminish or impair the goodwill or reputation associated with the Licensed Trademarks.

         5.2      TRADEMARK QUALITY CONTROL.

                  5.2.1 In order to promote the goodwill symbolized by each of the Licensed Trademarks, Entegris Cayman will insure that the goods with which the Licensed Trademarks are associated are continuously of the same high quality as the goods marketed under the Licensed Trademarks by Asyst.

                  5.2.2 All uses of the Licensed Trademarks on Acquired Products and packaging for Acquired Products shall be approved by Asyst prior to use; provided, however, that such approval shall not be unreasonably withheld.

                  5.2.3 Upon reasonable notice from Asyst that the standards specified in Article 5.1 are not satisfied or discovery by Entegris Cayman or Entegris that the standards specified in Article 5.1 are not satisfied, Asyst shall have the right to inspect the Acquired Products manufactured by Entegris Cayman or Entegris, and the methods of manufacture of the Acquired Products on the premises of Entegris Cayman or Entegris, on the premises of third-party manufacturers, and elsewhere, as part of appropriate quality control.

                  5.2.4 Entegris Cayman shall, when requested by Asyst, make available to Asyst, at a time and place mutually agreed upon by Entegris Cayman and Asyst, a sample of each Acquired Product marketed by Entegris Cayman in association with the Licensed Trademarks at the time of such a request for the purpose of inspecting the Acquired Products.

                  5.2.5 Upon notice from Asyst or discovery by Entegris Cayman that the standards specified in Article 5.1 are not satisfied, Entegris Cayman shall, at Entegris Caymans' expense, promptly take any corrective action or destroy any Acquired Product or the packaging for any Acquired Product that does not satisfy the standards of Article 5.1.

                  5.2.6 In order to promote the goodwill symbolized by each of the Licensed Trademarks, Entegris will insure that the goods with which the Licensed Trademarks are associated are continuously of the same high quality as the goods marketed under the Licensed Trademarks by Asyst.

                  5.2.7 Entegris shall, when requested by Asyst, make available to Asyst, at a time and place mutually agreed upon by Entegris and Asyst, a sample of each Acquired Product marketed by Entegris in association with the Licensed Trademarks at the time of such a request for the purpose of inspecting the Acquired Products.

                  5.2.8 Upon notice from Asyst or discovery by Entegris that the standards specified in Article 5.1 are not satisfied, Entegris shall, at Entegris' expense, promptly

PATENT ASSIGNMENT AND CROSS-LICENSE AND TRADEMARK LICENSE AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                      Page - 8 -
         take any corrective action or destroy any Acquired Product or the packaging for any Acquired Product that does not satisfy the standards of Article 5.1.

                                A R T I C L E 6

                                ENTIRE AGREEMENT

         6.1 This Agreement along with the Exhibits to this Agreement and the Asset Purchase Agreement constitute the entire agreement and understanding of Asyst, Entegris Cayman, and Entegris and supersedes all prior understandings and representations (oral or written) between the parties with respect to the subject matter hereof. Neither this Agreement nor any subsequent agreement amending, supplementing, or terminating this Agreement shall be binding on the parties unless and until it has been signed by duly authorized representatives of the Parties.

                                A R T I C L E 7

                                  MISCELLANEOUS

         7.1 DISPUTE RESOLUTION. The dispute resolution procedures of the Asset Purchase Agreement are applicable to all disputes arising under this Assignment.

         7.2      TRANSFERABILITY.

                  7.2.1 Entegris shall not transfer this Agreement or the licenses and rights granted to Entegris under this Agreement to any third party, by agreement, assignment, merger, asset sale, consolidation, operation of law, or otherwise, without the prior written consent of Asyst; provided, however, that Entegris may transfer this Agreement to a successor in ownership of all or substantially all of the assets of Entegris, if the successor expressly assumes in writing Entegris' obligations under this Agreement.

                  7.2.2 Entegris Cayman shall not transfer (a) any of the patents and applications assigned from Asyst to Entegris Cayman, or (b) this Agreement, or (c) any licenses or rights granted to Entegris Cayman under this Agreement to any Third Party, by agreement, assignment, merger, asset sale, consolidation, operation of law, or otherwise, without the prior written consent of Asyst; provided, however, that Entegris Cayman may transfer (a) the patents and applications assigned from Asyst to Entegris Cayman, or (b) this Agreement, or (c) any licenses or rights granted to Entegris Cayman under this Agreement to Entegris or a Subsidiary of Entegris, if Entegris or the Subsidiary expressly assumes in writing Entegris Cayman's obligations under this Agreement.

                  7.2.3 Entegris shall not permit any Entegris Subsidiary to transfer (a) any of the patents and applications assigned from Asyst to Entegris Cayman, or (b) this Agreement, or (c) any licenses or rights granted to Entegris Cayman under this Agreement to any Third Party, by agreement, assignment, merger, asset sale, consolidation, operation of law, or otherwise, without the prior written consent of Asyst; provided, however, that

PATENT ASSIGNMENT AND CROSS-LICENSE AND TRADEMARK LICENSE AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                      Page - 9 -

         Entegris Subsidiaries may transfer (a) the patents and applications assigned from Asyst to Entegris Cayman, or (b) this Agreement, or (c) any licenses or rights granted to under this Agreement to Entegris or a Subsidiary of Entegris, if Entegris or the Subsidiary expressly assumes in writing the obligations under this Agreement.

                  7.2.4 Asyst shall not transfer this Agreement or the licenses and rights granted to Asyst under this Agreement to any third party, by agreement, assignment, merger, asset sale, consolidation, operation of law, or otherwise, without the prior written consent of Entegris; provided, however, that Asyst may transfer this Agreement to a successor in ownership of all or substantially all of the assets of Asyst, if the successor expressly assumes in writing Asyst's obligations under this Agreement.

         7.3 GUARANTEE. Entegris guarantees the performance and obligations of Entegris Cayman under this agreement.

         7.4 CONFIDENTIALITY. The terms of this Agreement are deemed confidential and shall not be disclosed to third parties or publicly unless authorized in writing by all parties; except upon written agreement of the parties or by operation of law or as required by SEC regulations. Any information disclosed to one of the parties during the transfer and licensing of the patents identified herein may be designated in writing by any party to be confidential and where there is such designation said information will not be publicly disclosed or disclosed to third parties except upon written agreement of the parties or by operation of law or as required by SEC regulations.

         7.5 NO STRICT CONSTRUCTION. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting Party shall not be employed in the interpretation of this Agreement. Unless the context clearly requires a different interpretation, words denoting the singular will include the plural and vice versa; words denoting any gender will include all genders; words denoting persons will include corporations, partnerships, joint ventures, proprietorships and other business entities.

         7.6 CHOICE OF LAW. This Agreement shall be construed under, and interpreted in accordance with, the laws of the State of Minnesota.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

PATENT ASSIGNMENT AND CROSS-LICENSE AND TRADEMARK LICENSE AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                     Page - 10 -

         7.7 EXECUTION. This Agreement may be executed in counterparts by the Parties, each of which shall be deemed an original, and which together shall constitute one and the same instrument, having the same force and effect as if a single original had been executed by all the Parties.

IN WITNESS THEREOF, each of the Parties has caused this Agreement to be executed by its duly authorized representative.

Dated: February 11, 2003                    Asyst Technologies, Inc.

                                            By:    /s/ Geoffrey Ribar
                                                   --------------------
                                            Name:  Geoffrey Ribar
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

Dated: February 11, 2003                    Entegris Cayman Ltd.

                                            By:    /s/ John D. Villas
                                                   --------------------
                                            Name:  John D. Villas
                                            Title: Director

Dated: February 11, 2003                    Entegris, Inc.

                                            By:    /s/ Michael Wright
                                                   --------------------
                                            Name:  Michael Wright
                                            Title: Chief Operating Officer

PATENT ASSIGNMENT AND CROSS-LICENSE AND TRADEMARK LICENSE AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                     Page - 11 -

                                    EXHIBIT I

SCHEDULE Ia

---------------------------------------------------------------------------------------------------
 PATENT
 NUMBERS                                TITLE                                ISSUE DATE/FILING DATE
---------------------------------------------------------------------------------------------------
4,739,882    Container Having Disposable Liner                                 April 26, 1988
---------------------------------------------------------------------------------------------------
4,815,912    Box Door Actuated Retainer                                        March 28, 1989
             - Corresponding Patents in EP, DE, JP
---------------------------------------------------------------------------------------------------
4,995,430    Sealable Transportable Container Latch Mechanism                  February 26, 1991
             - Corresponding Patents in EP, DE, JP, SG, TW
---------------------------------------------------------------------------------------------------
5,469,963    Sealable Transportable Container Improved Liner                   November 28, 1995
             - Corresponding Patent in TW
---------------------------------------------------------------------------------------------------
5,611,452    Sealable Transportable Container Improved Liner                   March 18, 1997
---------------------------------------------------------------------------------------------------
6,042,651    Molecular Contamination Control System                            March 28, 2000
---------------------------------------------------------------------------------------------------
6,216,873    SMIF Container Including a Reticle Support Structure              April 17, 2001
             - Foreign application pending in TW
---------------------------------------------------------------------------------------------------
6,221,163    Molecular Contamination Control System                            April 24, 2001
---------------------------------------------------------------------------------------------------
6,223,396    Pivoting Side Handles                                             May 1, 2001
---------------------------------------------------------------------------------------------------
6,319,297    Modular SMIF Pod Breather, Adsorbent, and Purge Cartridges        November 20, 2001
---------------------------------------------------------------------------------------------------
6,368,411    Molecular Contamination Control System                            April 9, 2002
---------------------------------------------------------------------------------------------------
6,398,032    SMIF Pod Including Independently Support Wafer Cassette           June 4, 2002
             - Foreign applications pending in EP, HK, JP, KR
---------------------------------------------------------------------------------------------------
             SMIF Container Including an Electrostatic Dissipative Reticle
6,513,654    Support Structure                                                 February 4, 2003
             - Corresponding PCT Application pending
---------------------------------------------------------------------------------------------------
[*]          [*]                                                               [*]
---------------------------------------------------------------------------------------------------

PATENT ASSIGNMENT AND CROSS-LICENSE AND TRADEMARK LICENSE AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                     Page - 12 -

SCHEDULE Ib

------------------------------------------------------------------------------------------------
5,740,845    Sealable Transportable Container Having Breather Assembly        April 2, 1998
------------------------------------------------------------------------------------------------
5,785,186    Substrate Housing and Docketing System                           July 28, 1998
             - Corresponding Patents in EP, CN, AU, JP
------------------------------------------------------------------------------------------------
5,810,062    Two Stage Valve for Charging and/or Vacuum Relief of Pods        September 22, 1998
------------------------------------------------------------------------------------------------
5,823,361    Substrate Support Apparatus for a Substrate Housing              October 20, 1998
------------------------------------------------------------------------------------------------
5,853,214    Aligner for a Substrate Carrier                                  December 29, 1998
             - Corresponding Patents in JP, DE, CN, AU
------------------------------------------------------------------------------------------------
5,984,116    Substrate Support Apparatus for a Substrate Housing              November 16, 1999
             - Corresponding Patents in AU, CN, JP, DE
------------------------------------------------------------------------------------------------
6,187,182    Filter Cartridge Assembly for a Gas Purging System               February 13, 2001
             (Joint Ownership with Entegris)
             - Corresponding Patent in TW
             - Foreign applications pending in CA, CN, EP, JP, KR
------------------------------------------------------------------------------------------------

SCHEDULE Ic

------------------------------------------------------------------------------------------------
   USSN      SMIF Container with Latch Lock Mechanism                         July 10, 2001
09/902,195   - Corresponding PCT Application pending
------------------------------------------------------------------------------------------------
[*]          [*]                                                              [*]
------------------------------------------------------------------------------------------------
[*]          [*]                                                              [*]
------------------------------------------------------------------------------------------------
[*]          [*]                                                              [*]
------------------------------------------------------------------------------------------------

PATENT ASSIGNMENT AND CROSS-LICENSE AND TRADEMARK LICENSE AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                     Page - 13 -

                                   EXHIBIT II

-------------------------------------------------------------------------------------------------
PATENT
NUMBERS                             TITLE                                        ISSUE DATE
-------------------------------------------------------------------------------------------------
4,674,939    Sealed Standard Interface Apparatus                              June 23, 1987
             - Corresponding patents in EP, DE, JP, KR
-------------------------------------------------------------------------------------------------
5,169,272    Method and Apparatus for Transferring Articles Between Two       December 8, 1992
             Controlled Environments
             - Corresponding patents in EP, JP
-------------------------------------------------------------------------------------------------
5,370,491    Method and Apparatus for Transferring Articles Between Two       December 6, 1994
             Controlled Environments
-------------------------------------------------------------------------------------------------
5,547,328    Method and Apparatus for Transferring Articles Between Two       August 20, 1996
             Controlled Environments
-------------------------------------------------------------------------------------------------
5,834,915    Substrate Housing and Docking System                             November 10, 1998
-------------------------------------------------------------------------------------------------
5,895,191    Sealable, Transportable Container Adapted for Horizontal         April 20, 1999
             Loading and Unloading
-------------------------------------------------------------------------------------------------

PATENT ASSIGNMENT AND CROSS-LICENSE AND TRADEMARK LICENSE AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                     Page - 14 -

                                   EXHIBIT III

------------------------------------------------------------------------------------------------
PATENT
NUMBERS                                  TITLE                                  ISSUE DATE
------------------------------------------------------------------------------------------------
4,724,874    Sealable Transportable Container Having a Particle Filtering     February 16, 1988
             System
             o Corresponding Patents in EP, DE, JP, SG
------------------------------------------------------------------------------------------------
5,848,933    Docking and Environmental Purging System for Integrated Circuit  December 15, 1998
             Wafer Transport Assemblies
------------------------------------------------------------------------------------------------
5,879,458    Molecular Contamination Control System                           March 9, 1999
             o Corresponding Patent in SG
             o Foreign applications pending in EP, JP, KR
------------------------------------------------------------------------------------------------
5,988,233    Evacuation-Driven SMIF Pod Purge System                          November 23, 1999
             o Corresponding patents in EP, HK, JP, KR
------------------------------------------------------------------------------------------------
6,056,026    Passively Activated Valve for Carrier Purging                    May 2, 2002
             o Corresponding Patent in TW
             o Foreign applications pending in CN, EP, JP, KR
------------------------------------------------------------------------------------------------
6,120,371    Docking and Environmental Purging System for Integrated Circuit  September 19, 2000
             Wafer Transport Assemblies
------------------------------------------------------------------------------------------------
6,164,664    Kinematic Coupling Compatible Passive Interface Seal             December 26, 2000
------------------------------------------------------------------------------------------------
6,368,411    Molecular Contamination Control System                           April 9, 2002
------------------------------------------------------------------------------------------------

PATENT ASSIGNMENT AND CROSS-LICENSE AND TRADEMARK LICENSE AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                     Page - 15 -

                                   EXHIBIT IV

-------------------------------------------------------------------------------------------------------
 PATENT
 NUMBERS                                      TITLE                                      ISSUE DATE
-------------------------------------------------------------------------------------------------------
4,827,110         Method and Apparatus for Monitoring the Location of Wafer Disks     May 2, 1989
-------------------------------------------------------------------------------------------------------
4,833,306         Bar Code Remote Recognition System for Process Carriers of          May 23, 1989
                  Wafer Disks
                  - Corresponding Patents in CA, EP, DE, KR, TW
-------------------------------------------------------------------------------------------------------
4,888,473         Wafer Disk Location Monitoring System and Tagged Process            December 19, 1989
                  Carriers for Use Therewith
-------------------------------------------------------------------------------------------------------
4,974,166         Processing Systems with Intelligent Article Tracking                November 27, 1990
                  - Corresponding Patents in EP, DE, JP, KR, TW
-------------------------------------------------------------------------------------------------------
5,097,421*        Intelligent Wafer Carrier                                           March 17, 1992
                  - Corresponding Patents in EP, DE, JP, SG
-------------------------------------------------------------------------------------------------------
5,166,884         Intelligent System for Processing and Storing Articles              November 24, 1992
                  - Corresponding Patents in JP
-------------------------------------------------------------------------------------------------------
5,339,074         Very Low Frequency Tracing System                                   August 16, 1994
                  - Corresponding Patents in FR, DE, IT, JP, KR
-------------------------------------------------------------------------------------------------------
5,831,738         Apparatus and Methods for Viewing Identification Marks on           November 3, 1998
                  Semiconductor Wafers
                  - Corresponding Patents in KR
                  - Foreign application pending in JP
-------------------------------------------------------------------------------------------------------
6,473,668         Intelligent Minienvironment                                         October 29, 2002
-------------------------------------------------------------------------------------------------------

* Currently in litigation with Jenoptik

PATENT ASSIGNMENT AND CROSS-LICENSE AND TRADEMARK LICENSE AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                     Page - 16 -

                                    EXHIBIT V

                                   ASSIGNMENT

                  WHEREAS, Asyst Technologies, Inc., has rights and interest to a certain patents and patent applications described as follows:

Patent Number/
Serial Number               Title                                                                  Issue Date/Filing Date
-------------               ------------------------------------------------------------------     ----------------------
4,739,882                   Container Having Disposable Liner                                      April 26, 1988
4,815,912                   Box Door Actuated Retainer                                             March 28, 1989
4,995,430                   Sealable Transportable Container Latch Mechanism                       February 26, 1991
5,469,963                   Sealable Transportable Container Improved Liner                        November 28, 1995
5,611,452                   Sealable Transportable Container Improved Liner                        March 18, 1997
6,042,651                   Molecular Contamination Control System                                 March 28, 2000
6,216,873                   SMIF Container Including a Reticle Support Structure                   April 17, 2001
6,221,163                   Molecular Contamination Control System                                 April 24, 2001
6,223,396                   Pivoting Side Handles                                                  May 1, 2001
6,319,297                   Modular SMIF Pod Breather, Adsorbent, and Purge Cartridges             November 20, 2001
6,368,411                   Modular Contamination Control System                                   April 9, 2002
6,398,032                   SMIF Pod Including Independently Support Wafer Cassette                June 4, 2002
6,513,654                   SMIF Container Including an Electrostatic Dissipative Reticle          February 4, 2003
                            Support Structure
USSN                        System for Preventing Improper Insertion of FOUP Door Into FOUP        December 13, 2001
10/020,761
5,740,845                   Sealable Transportable Container Having Breather Assembly              April 2, 1998
5,785,186                   Substrate Housing and Docketing System                                 July 28, 1998
5,810,062                   Two Stage Valve for Charging and/or Vacuum Relief of Pods              September 22, 1998
5,823,361                   Substrate Support Apparatus for a Substrate Housing                    October 20, 1998
5,853,214                   Aligner for a Substrate Carrier                                        December 29, 1998
5,984,116                   Substrate Support Apparatus for a Substrate Housing                    November 16, 1999
6,187,182                   Filter Cartridge Assembly for a Gas Purging System (Joint Ownership    February 13, 2001
                            with Entegris)
USSN                        SMIF Container with Latch Lock Mechanism                               July 10, 2001
09/902,195
USSN                        Laterally Floating Latch Hub Assembly                                  December 13, 2001
10/022,309
USSN                        Transportable Container Including Internal Environment Monitor         January 24, 2002
10/042,849
An undivided fifty percent ownership interest in Application USSN 10/161,436 titled "System for Providing Electrical Ground Path
Through a Port Door" filed on June 3, 2002.

                  WHEREAS, ENTEGRIS CAYMAN LTD. is desirous of acquiring any and all such interest in and to said patents and applications.

                  NOW, THEREFORE, Be It Known, that for good and valuable consideration, the receipt of which is hereby acknowledged by the undersigned, the entire rights, title and interest of said above identified patents and applications, the inventions disclosed and claimed therein, and any renewals, continuations, divisionals, continuation-in-parts, reissues, extensions, substitutions, foreign or domestic counterparts thereof, including any and all rights to apply for and obtain patents therefore in all foreign countries, is hereby sold, assigned and transferred to ENTEGRIS CAYMAN LTD.

                  The undersigned agrees to sign such papers, testify orally and do other things at the expense of ENTEGRIS CAYMAN LTD. or its successors or assigns, as may be reasonably necessary for the purpose of obtaining and enforcing the patents.

                           Signed at this 11th day of February, 2003.

                                  ASYST TECHNOLOGIES, INC.

                                  By: /s/ Geoffrey Ribar
                                      ------------------

                                  Printed Name: Geoffrey Ribar

                                  Its: Senior Vice President and Chief Financial
                                       Officer

PATENT ASSIGNMENT AND CROSS-LICENSE AND TRADEMARK LICENSE AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                     Page - 17 -

                                   EXHIBIT VI

                                    ROYALTIES

Asyst shall be entitled to receive certain royalties on the Net Revenues (as defined below) as set forth below:

         VI.2(a) The sum equal to [*]% of all Net Revenues generated in the semiconductor industry by Entegris, Entegris Cayman or Entegris' Subsidiaries during each year with respect to (i) [*] (iii) spare and replacement parts in respect of the products described in (i) and (ii) of this subsection VI.2(a), for a period of five (5) years after the Closing Date stated in the Asset Purchase Agreement; and

         VI.2(b) a portion of all Net Revenues generated in the semiconductor industry by Entegris or Entegris' Subsidiaries during each year with respect to (i) 300mm FOUPs or wafer carriers or containers having substantially the same structure as a 300mm FOUP and used in production of semiconductors or wafers, (ii) the 300mm FOUPS purchased by Entegris from Asyst in the semiconductor industry; and (iii) spare and replacement parts in respect of the products described in (i) and (ii) of this subsection VI.2(b) for a period of five (5) years after the Closing Date as set forth below:

                  (i) The sum equal to [*]% of such Net Revenues up to $[*] million per annum;

                  (ii) [*]% of such Net Revenues between $[*] million and $[*] million per annum; and

                  (iii) [*]% of such Net Revenues over $[*] million per annum.

         For purposes hereof, the 300mm FOUPS and wafer carriers or containers having substantially the same structure as a 300mm FOUP and used in production of semiconductors or wafers for which Asyst is entitled to the above royalties shall not include any of Entegris' current products or containers which are used to ship wafers between facilities. [*].

         Notwithstanding the above, [*].

         VI.2(c) The term "Net Revenues" shall mean the total sales price of the particular product(s) for which customers are billed or otherwise charged (including the lease or consignment of product) for by Entegris in the usual course of business during each fiscal year of Entegris, excluding: (i) revenues received from services related to the particular product(s) (including without limitation cleaning services); (ii) sales taxes, excise taxes and other taxes levied in respect of such sales; (iii) return sales; (iv) transportation and insurance costs incurred by Entegris with respect to such product(s). Royalties on products

PATENT ASSIGNMENT AND CROSS-LICENSE AND TRADEMARK LICENSE AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                     Page - 18 -
                  discounted below [*]% of the average selling price of a product on a quarterly basis will be based upon [*]% of the average selling price of that product on a quarterly basis. Any out-of-payment-period credit adjustments for return sales or other bona fide price adjustments which exceed royalties payable for any period will be accrued and offset against royalties which accrue to Asyst in subsequent payment periods. With respect to product(s) leased or consigned by Entegris, or if the pricing of a royalty-bearing product hereunder is otherwise commingled with the pricing of other products and services of Entegris or a wholly-owned subsidiary of Entegris, then the price of the royalty-bearing products for the purposes of calculating royalties shall be equal to the average net sales price of all equivalent products sold by the Entegris for the fiscal quarter in question, without giving effect in the calculation of such average to any products given away or commingled with other goods and services; provided, however, that the bundling of multiple royalty-bearing products together without the commingling of non-royalty-bearing products or services is treated as a single aggregate sale and royalty is calculated based upon the aggregate sale price for such products (i.e. not the average net sales price of equivalent products).

         VI.2(d) Entegris shall keep records, with respect to the sale of all the products subject to royalties under this Section V.2 and the selling prices thereof. Asyst shall at its own expense have a right, through an independent certified public accountant selected by Asyst, to examine and audit, not more than once each fiscal year, and during normal business hours and upon prior reasonable notice, all such records and accounts as may, under recognized accounting practices, contain information bearing upon the amount of royalty payment due to Asyst from Entegris under this Agreement.

                  If Asyst's calculation of royalties differs from Entegris' calculation, Asyst may, at its option, deliver a notice to Entegris disputing Entegris' calculation (a "Challenge Notice") at any time, but in no event more than ninety (90) days after the close of a calendar year with respect to royalties accrued during that calendar year. If a Challenge Notice is delivered to Entegris pursuant to the preceding sentence, Asyst and Entegris shall, during the thirty (30) days following such delivery, use all commercially reasonable efforts to reach agreement. If during such period Asyst and Entegris are unable to agree regarding the disputed calculation, Asyst and Entegris shall promptly thereafter select an Accounting Referee (as hereinafter defined) and cause such Accounting Referee to promptly review this Agreement, any related agreements, all such records and accounts as may, under recognized accounting practices, contain information bearing upon the amount of royalty payment due to Asyst from Entegris under this Agreement and the respective parties' disputed calculations. The Accounting Referee shall deliver to Asyst and Entegris as promptly as practicable a report setting forth the Accounting Referee's calculation. Such report shall be final and binding upon Asyst and

PATENT ASSIGNMENT AND CROSS-LICENSE AND TRADEMARK LICENSE AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                     Page - 19 -

                  Entegris. The cost of such report shall be borne by (i) Asyst if the Accounting Referee's calculation changes royalties by less than [*] percent ([*]%) of the royalties stated in the disputed Royalty Statement(s); or (ii) the Entegris if the Accounting Referee's calculation changes royalties by greater than [*] percent ([*]%) of the royalties stated in the disputed Royalty Statement(s). The "Accounting Referee" shall mean a reputable firm of independent auditors of national standing other than the auditors of the Entegris, at or prior to the Closing Date. In any event, adjustment shall be made to compensate for any errors or omission disclosed by Accounting Referee's report.

         VI.2(e) The thresholds for determining the amount of royalties to be paid hereunder shall be based on a calendar year. Royalties hereunder shall be remitted to Asyst quarterly for royalties accrued during each preceding quarter, based on Net Revenues to date for the current calendar year. The Net Revenue thresholds in Section VI.2(b) shall be prorated for partial years at the beginning and end of the royalty term.

         VI.2(f) Within forty-five (45) days after the end of each fiscal quarter of Entegris, commencing upon the close of the first fiscal quarter after the Closing Date and continuing thereafter until all of the royalties payable hereunder shall have been reported and paid, Entegris shall furnish Asyst a statement signed by a duly authorized officer of Entegris showing all products subject to royalties which were sold during such quarter and the prices at which they were sold, and the amount of the royalty payable thereon (the "Royalty Statement"). If no products subject to royalty have been sold, that fact shall be set forth in such a statement. The royalties stated to be payable to Asyst in the Royalty Statement shall be paid within forty-five (45) days after the end of that quarter in which they accrue.

         VI.2(g) A bonus royalty of [*] percent ([*]%) on revenues generated by Entegris and Entegris' Subsidiaries in excess of [*] from Entegris' current and future SMIF Pods and all royalty bearing products for combined calendar years 2003, 2004 and 2005. The maximum payment under this section shall not exceed [*]. For purposes hereof, Asyst shall be entitled to credit for Asyst and Entegris' respective sales for 2003 prior to the Effective Date for the products identified in Sections VI.2(a) and VI.2(b).

PATENT ASSIGNMENT AND CROSS-LICENSE AND TRADEMARK LICENSE AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                     Page - 20 -